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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 16, 1996


                    First Union National Bank of Georgia
 ---------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

        United States                                         33-98546                            58-1051808
 -------------------------------                    ------------------------                   ----------------------
 (State or Other Jurisdiction of                    (Commission File Number)                   (IRS Employer
 Incorporation)                                                                                Identification Number)


                  999 Peachtree Street
                   Atlanta, Georgia                                                     30309
         -------------------------------------                                       ----------
        (Address of Principal Executive Office)                                      (Zip Code)

Registrant's telephone number, including area code (404) 827-7350


                                     N/A
    ----------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)





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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. The Series 1996-1 Certificateholders' Statement for the period of August 1996 was delivered to Certificateholders on September 16, 1996. The Series 1996-2 Certificateholders' Statement for the period of August 1996 was delivered to Certificateholders on September 20, 1996.

Item 6.          Not Applicable.

Item 7.          Exhibits.

         The following are filed as Exhibits to this Report under Exhibits 20.1 and 20.2.

     Exhibit 20.1 Series 1996-1 Certificateholders' Statement for the September 16, 1996 Distribution Date.

     Exhibit 20.2 Series 1996-2 Certificateholders' Statement for the September 20, 1996 Distribution Date.








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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        FIRST UNION NATIONAL BANK
                                        OF GEORGIA



                                        By: /s/ James H. Gilbraith II
                                           ---------------------------
                                           Name: James H. Gilbraith II
                                           Title: Vice President and
                                                 Managing Director





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                                 EXHIBIT INDEX


Exhibit                                    Description                                                         Page
-------                                    -----------                                                         ----
Exhibit 20.1              Series 1996-1 Certificateholders' Statement for the September 16, 1996
                          Distribution Date.                                                                      5

Exhibit 20.2              Series 1996-2 Certificateholders' Statement for the September 20, 1996
                          Distribution Date.                                                                     14





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